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                       AIM VARIABLE INSURANCE FUNDS, INC.

                              AIM V.I. GROWTH FUND

                        Supplement dated February 3, 1998
                       to the Prospectus dated May 1, 1997


         Monika H. Degan has been added as a portfolio manager responsible for the day-to-day management of the AIM V.I. Growth Fund (the "Fund"). Ms. Degan has been responsible for the Fund since January 1998. Ms. Degan has been associated with AIM and/or its subsidiaries since 1995 and has been an investment professional since 1990.